EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 4, 1998 incorporated by reference in SurModics, Inc.'s Form 10-KSB for the year ended September 30, 1998, and to all references to our firm included in this Registration Statement.





                                               /s/   ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
May 27, 1999